Exhibit 99.3

LANTRONIX, INC. ANNOUNCES PUBLIC OFFERING OF COMMON STOCK

IRVINE, California, April 25, 2012 — Lantronix, Inc. (the “Company”) (NASDAQ: LTRX), a leading global provider of smart M2M connectivity solutions, today announced that it has commenced a public offering to offer shares of its common stock. The Company intends to grant the underwriters a 30-day option to purchase additional common shares to cover over-allotments, if any. Net proceeds from the offering will be used for general corporate purposes.  Roth Capital Partners will serve as the sole book-running manager in the offering.

The shares described above are being offered by the Company pursuant to a shelf registration statement on Form S-3, including a base prospectus, previously filed and declared effective by the Securities and Exchange Commission (SEC). Electronic copies of the preliminary prospectus supplement and the base prospectus relating to the offering may be obtained from Roth Capital Partners, LLC, 888 San Clemente Drive, Newport Beach, CA 92660, (800) 678-9147 or e-mail: rothecm@roth.com or by accessing the SEC’s website at www.sec.gov.

An investor should read the Company’s preliminary prospectus supplement and the base prospectus carefully before investing.  The preliminary prospectus supplement and the base prospectus contain important information about the Company, including the risks relating to an investment in the Company’s securities.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state or other jurisdiction in which such offer or solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state or other jurisdiction.

About Lantronix

Lantronix, Inc. (NASDAQ: LTRX) is a global leader of secure communication technologies that simplify access and communication with and between virtually any electronic device. Our smart connectivity solutions enable sharing data between devices and applications to empower businesses to make better decisions based on real-time information, and gain a competitive advantage by generating new revenue streams, improving productivity and increasing efficiency and profitability. Easy to integrate and deploy, Lantronix products remotely and securely connect electronic equipment via networks and the Internet. Founded in 1989, Lantronix serves some of the largest medical, security, industrial and building automation, transportation, retail/POS, financial, government, consumer electronics/appliances, IT/data center and pro-AV/signage entities in the world. The company's headquarters are located in Irvine, Calif.

For more information, visit www.lantronix.com. The Lantronix blog, http://www.lantronix.com/blog, features industry discussion and updates.

Cautionary Note Regarding Forward-Looking Statements

This news release contains forward-looking statements, including statements concerning our future business plans, future financial position, future results of operations and future product development strategies and schedules. These forward-looking statements are based on current management expectations and are subject to risks and uncertainties that could cause actual reported results and outcomes to differ materially from those expressed in the forward-looking statements. Factors that could cause our expectations and reported results to vary, include, but are not limited to: our ability to raise additional capital when and to the extent necessary; final accounting adjustments and results; quarterly fluctuations in operating results; our ability to identify and profitably develop new products that will be attractive to our target markets, including products in our device networking business and the timing and success of new product introductions; our ability to implement the planned cost reduction program; changing market conditions and competitive landscape; government and industry standards; market acceptance of our products by our customers; pricing trends; actions by competitors; future revenues and margins; changes in the cost or availability of critical components; unusual or unexpected expenses; and cash usage including cash used for product development or strategic transactions; and other factors that may affect financial performance. For a more detailed discussion of these and other risks and uncertainties, see our SEC filings, including our Annual Report on Form 10-K for the year ended June 30, 2011 and our Quarterly Reports on Form 10-Q for the quarters ended September 30, 2011, and December 31, 2011. You should not place undue reliance on these forward-looking statements, which speak only as of the date hereof, and the Company undertakes no obligation to update these forward-looking statements to reflect subsequent events or circumstances. If the Company does update or correct one or more of these forward-looking statements, investors and others should not conclude that the Company will make additional updates or corrections.

Investor Relations Contacts:
Lantronix, Inc.
Jeremy Whitaker
Chief Financial Officer
(949) 453-3990

E.E. Wang Lukowski
investors@lantronix.com
310-877-6039